                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




                               September 30, 1996
                                 Date of Report
                       (Date of earliest event reported)




                            Exsorbet Industries, Inc
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Idaho
                                     -----
                 (State or other jurisdiction of incorporation)



             0-25970                                        82-0474589
             -------                                        ----------
   (Commission file number)                    (IRS employer identification no.)


     4294 Lakeland, Suite 200
        Jackson, Mississippi                                   39208
       ----------------------                                  -----
(Address of principal executive offices)                     (Zip code)



                                 (601) 936-4440
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On August 5, 1996, Exsorbet Industries, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company, 7-7 Merger, Inc., an Arkansas corporation and wholly owned subsidiary of the Company ("Merger Subsidiary"), 7-7, Inc., an Ohio corporation ("7-7") and Calvin F. Lowe, Sr., Calvin F. Lowe, II, James Hodgson, Gary Platek, G. Howard Collingwood, and Edward Kurzenberger (collectively, the "Shareholders"). A copy of the Agreement is filed herewith. Pursuant to the terms of the Agreement, the Company acquired all of the stock of 7-7 from the Shareholders on September 30, 1996 (the "Acquisition") and 7-7 was then merged with and into the Merger Subsidiary. In return the Shareholders received $3,000,000 in cash, 874,545 shares of the Company's common stock, par value $.001 per share (the "Common Stock") valued at $3,250,000, and subordinated notes in the aggregate stated principle amount of $900,000. The Company also agreed to nominate Calvin F. Lowe, II for election to the Board of Directors by the shareholders of the Company at the next annual meeting. The amount of the Common Stock given to the Shareholders was determined by taking the average closing price of the Common Stock for the period between June 4, 1996 (which was the date the parties began true negotiations) and ten days prior to closing. The average price of the Common Stock utilizing such formula was approximately $3.71 per share. The number of shares of Common Stock given to the Shareholders was determined by dividing such average price into $3,250,000. The Board of Directors of the Company determined the consideration to be fair and reasonable by concluding that the fair market value of 7-7, Inc. to be in excess of $7,150,000. Concurrent with the closing of the Acquisition, each Shareholder executed a consulting or employment agreement with the Company. A copy of each such agreement is filed herewith. The employment agreement of G. Howard Collingwood will be superseded by a new employment agreement effective on September 30, 1996 upon the same terms as the employment agreement filed simultaneously herewith.

         To finance the transaction, the Company entered into a Stock Purchase Agreement with American Physicians Service Group, Inc., a Texas corporation ("APS"), dated September 30, 1996 (the "Stock Purchase Agreement") pursuant to which the Company issued 1,200,000 shares of Common Stock to APS for $3,300,000 in cash of which $3,000,000 was used to consummate the Acquisition. A copy of the Stock Purchase Agreement is filed herewith. The Company also entered into a Stock Put Agreement, as filed herewith, dated September 30, 1996 with APS pursuant to which the Company agreed to repurchased such shares sold to APS for the same price that APS paid under the Stock Purchase Agreement upon APS's request during the next sixty days. If APS exercises the option to sell the shares back to the Company, the Company may elect, in lieu of a $3,300,000 cash payment for the shares, to issue a promissory note in the stated principal amount of $3,300,000 which shall accrue interest at a 15.75% annual rate and all the outstanding principal together with accrued but unpaid interest on such note shall be due and payable on October 1, 1997. If APS does not exercise such option, the Company shall pay APS a sum of $60,000 following the expiration of the sixty day period.

         To secure its obligations under the Stock Purchase Agreement, the Company entered into an Assignment and Security Agreement, dated September 30, 1996 (the "Security Agreement") with APS in which the Company assigned and granted to APS a security interest in certain collateral (the "Collateral"). The Collateral includes all issued and outstanding shares of 7-7, all rights, accounts and other property that the Company may receive under the Merger Agreement and all proceeds arising out of the disposition of any other Collateral. In the Security Agreement the Company agreed not to enter into any merger or consolidation, other than the proposed reincorporation of the Company into Delaware. The Company further agreed in the Security Agreement not to sell, lease or assign any assets except in the normal course of business. Additionally, under the Security Agreement, the Company agreed not to incur any indebtedness for items including, without limitation, borrowed money, deferred payment for the purchase of assets, lease payments, obligations as surety or guarantor of the debt of another or any other such transactions with any party other than APS without the prior written consent of APS. Under the Security Agreement the Company will retain the ability to incur trade debts incurred in the ordinary course of business.

         To further induce APS to enter into the Stock Purchase Agreement each of the Company's directors and an executive officer entered into option agreements with APS, each dated September 30, 1996 (the "Option Agreements") granting APS options to purchase an aggregate of 1,400,000 shares pursuant to such Option Agreements, within the next sixty days and at a price of $2.75 per share. The Company also entered into a Contingent Warrant Agreement, also filed herewith, with APS dated September 30, 1996 whereby the Company will use its best efforts to cause one or more of its shareholders to enter into option agreements to sell an additional 400,000 shares of Common Stock to APS. If by October 30, 1996 the Company is unsuccessful, the Company shall execute and deliver an additional warrant to APS for the purchase of up to 400,000 shares at the price of $2.75 per share within the next sixty days.

         All of the shares of Common Stock acquired by APS are subject to a Shareholders Rights Agreement, dated September 30, 1996 between the Company and APS which provides registration rights for such shares (the "Shareholders Rights Agreement").

         Additionally, pursuant to the Shareholders Rights Agreement, APS has agreed to hold 1,000,000 of the shares of Common Stock initially purchased by APS for at least one year after the date of the agreement; except that APS may sell such shares prior to such time (i) pursuant to the Stock Put Agreement, and/or (ii) pursuant to a registration of such shares as contemplated by this agreement. In the event APS desires to sell more than 20,000 shares of Common Stock for cash on any particular day (other then pursuant to a registration statement in effect with respect thereto), then APS will give the Company five days advance written notice of such intention, specifying the price, or other pricing methodology, and any other terms and conditions of such sale, and the Company shall be entitled, during such five day period to elect to purchase such Common Stock from APS on the same terms and conditions. This restriction shall not apply to APS unless all of the Company's shareholders who own at least five percent of the Company's Common Stock agree to be bound by the same.

         The Company further agreed, pursuant to the Shareholders Rights Agreement, to increase the membership of the Board of Directors by one and appoint an individual designated by APS to the Board of Directors promptly after the next Annual Meeting. The Shareholders Rights Agreement further requires the Company to appoint a second individual designated by APS if APS acquires one-half of the shares of Common Stock that APS is entitled to purchase pursuant to the Stock Warrant and the Option Agreements. Once APS possesses the right to appoint two members of the Board of Directors and in the event the membership of Board of Directors is increased or otherwise becomes larger than ten members, the Board of Directors will increase its membership by one and APS shall be entitled to designate a third member to be appointed by the Company to the Board of Directors. After an APS designee is appointed to the Board of Directors, the Company shall nominate and use its best efforts to cause the Company's shareholders to elect and thereafter maintain all of APS's designees on the Board of Directors for the period stated below. The Company will also cause all the Company's shareholders who are also directors of the Company to execute and deliver to APS an agreement in form and substance acceptable to APS, to vote their shares in favor of the election of APS designees to the Company's Board of Directors. The foregoing provisions related to the designation by APS of individuals to serve on the Board of Directors of the Company shall remain in place until APS (together with its subsidiaries and affiliates) owns less than five percent of the issued and outstanding Common Stock of the Company, and thereafter in the event APS exercises its rights under the Stock Put Agreement until APS has been paid in full all amounts due APS upon sale of the stock to the Company pursuant to the Stock Put Agreement. All APS designees to the Board of Directors of the Company may be changed from time to time by written notice of APS to the Company. The Company agrees to cause such new designees to be elected to its Board of Directors promptly upon receipt of such notice.

         In the event that, at any time during a period of three years after the date of the Shareholders Rights Agreement, the Company proposes to engage in any transaction that involves the issuance of additional equity securities of the Company, options or other rights to acquire equity securities of the Company, or rights convertible into any equity securities of the Company, or proposes to engage in any other non-equity related transaction that involves amounts in excess of $100,000 (all the foregoing are collectively referred to as "Target Transactions"), in which any person or entity who owns five percent or more of the Company's outstanding common stock ("Major Shareholders") is to be a participant, or has the right to participate, APS shall have a right of first refusal to participate in any such transaction on the same basis and terms as the applicable Major Shareholder(s). The Company agrees to give APS sixty days advance written notice of any proposed Target Transaction.

         On September 30, 1996, the Company entered into an Assignment and Security Agreement (the "Security Agreement") with APS pursuant to which the Company assigned and granted to APS a security interest in certain collateral (the "Collateral"). The Collateral includes all issued and outstanding shares of 7-7, all rights, accounts and other property that the Company may receive under the Merger Agreement and all proceeds arising out of the disposition of any other Collateral. In the Security Agreement, the Company agreed not to enter into any merger or consolidation, other than the proposed reincorporation of the Company into Delaware. The Company further agreed in the Security Agreement not to sell, lease or assign any assets except in the normal course of business. Additionally, under the Security Agreement, the Company agreed not to incur any indebtedness for items including, without limitation, borrowed money, deferred payment for the purchase of assets, lease payments, obligations as surety or guarantor of the debt of another or any other such transactions with any party other than APS without the prior written consent of APS. Under the Security Agreement the Company will retain the ability to incur trade debts incurred in the ordinary course of business.

         (b) The assets acquired in the acquisition have been used as an operating facility for 7-7, Inc. The assets include personal property, intangible property rights, equipment, accounts receivables and real estate. The Company intends to continue substantially the same use for such acquired assets.

ITEM 7.  FINANCIAL STATEMENTS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                                   7-7, INC.

                       INDEX TO THE FINANCIAL STATEMENTS

                                                                                                       PAGE

 Interim Balance Sheet, dated September 30, 1996 . . . . . . . . . . . . . . . . . . . . . . . .        6
 Interim Statement of Income for the ten months ended September 30, 1996 . . . . . . . . . . . .        8
 Interim Statement of Cash Flows for the ten months ended September 30, 1996 . . . . . . . . . .        9
 Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
 Balance Sheet, dated November 30, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11
 Statement of Shareholders' Equity, for the year ended November 30, 1995 . . . . . . . . . . . .        13
 Statement of Income for the year ended November 30, 1995  . . . . . . . . . . . . . . . . . . .        14
 Statement of Cash Flow for the year ended November 30, 1995 . . . . . . . . . . . . . . . . . .        15
 Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17
 Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
 Balance Sheet, dated November 30, 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
 Statement of Retained Earnings, for the year ended November 30, 1994  . . . . . . . . . . . . .        26
 Statement of Income for the year ended November 30, 1994  . . . . . . . . . . . . . . . . . . .        27
 Statement of Cash Flows for the year ended November 30, 1994  . . . . . . . . . . . . . . . . .        28
 Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30

                                 BALANCE SHEET

                                   7-7, Inc.

                               September 30, 1996


                                     ASSETS


CURRENT ASSETS
   Cash and equivalents:                                                           $        51,822.72
   Accounts Receivable                                                                   1,866,234.16
   Allowance for Bad Debts                                                                 (30,000.00)
   Prepaid Expenses & Supplies                                                             244,996.17
   Federal Income Tax Deposit                                                               12,236.00
                                                                                   ------------------

                 Total Current Assets                                                    2,145,289.05

PROPERTY AND EQUIPMENT:
   Land                                                                                     30,000.00
   Building and improvements                                                               422,500.81
   Licensed equipment                                                                    1,805,759.97
   Field equipment                                                                       8,487,348.92
   Office furniture and fixtures                                                           126,576.78
                                                                                   ------------------
                                                                                        10,892,186.48
      Less accumulated depreciation                                                     (4,449,402.49)
                                                                                   ------------------
                                                                                         6,442,783.99

OTHER ASSETS:
   Cash surrender value of officers' life insurance                                        135,220.76
   Deposits                                                                                  8,243.88
   Prepaid expenses                                                                         30,514.35
                                                                                   ------------------
                                                                                           173,978.99
                                                                                   ------------------

                 Total Assets                                                      $     8,762,052.03
                                                                                   ==================


                      LIABILITIES AND SHAREHOLDERS' EQUITY



CURRENT LIABILITIES:
   Current portion of long-term debt                                               $       917,000.00
   Line-of-credit                                                                        1,690,000.00
   Accounts payable                                                                      2,888,160.35
   Accrued expenses                                                                        179,698.59
   Accrued income taxes                                                                       (560.00)
                                                                                   ------------------
                 Total Current Liabilities                                               5,674,298.94





LONG-TERM DEBT:
   Notes Payable - financial institution                                                 1,954,551.15
   Notes Payable - shareholders                                                            121,813.77
                                                                                   ------------------

                 Total Long-Term Debt                                                    2,076,364.92



SHAREHOLDERS' EQUITY:
   Common stock                                                                             23,700.00
   Paid-in capital                                                                         775,644.21
   Retained earnings                                                                       212,043.96
                                                                                   ------------------

                 Total Shareholders' Equity                                              1,011,388.17
                                                                                   ------------------



                 Total Liabilities and Shareholders' Equity                        $      8,762,052.03
                                                                                   ===================

                              STATEMENT OF INCOME

                                   7-7, Inc.

                      Ten Months Ending September 30, 1996



Revenue                                                                          $      10,871,169.43

Operating expenses                                                                       9,555,821.60
                                                                                 --------------------

                 Gross Profit                                                            1,315,347.83

Selling, general and administrative expenses                                             2,272,240.32
                                                                                 --------------------

                 Income from Operations                                                   (956,892.49)

Other Income (Expense):
   Interest expense                                                                       (359,878.66)
   Miscellaneous                                                                            35,264.07
                                                                                 --------------------

                                                                                          (324,614.59)

                 Income before Provision for Income Taxes                               (1,281,507.08)

Provision for city income taxes                                                             (3,773.00)
                                                                                 --------------------

                 Net Income                                                      $      (1,277,734.08)
                                                                                 =====================

                            STATEMENT OF CASH FLOWS

                                   7-7, Inc.

                      Ten Months Ending September 30, 1996



Net Cash Used by Operating Activities                                            $          1,410,605
                                                                                 ====================

Cash Flows from Investing Activities:
   Net Purchases of Plant and Equipment and Proceeds
     from Sale of Property, Plant and Equipment                                            (3,063,198)
                                                                                 --------------------

Net Cash Flows Used in Investing Activities                                                (3,063,198)
                                                                                 --------------------

Cash Flows from Financing Activities:
   Net Proceeds from borrowings on Notes Payable
     and Long-Term Debt                                                                     1,255,109
   Issuance of Common Stock                                                                   346,941
                                                                                 --------------------

                 Net Cash Flows from Financing Activities                                   1,602,050
                                                                                 --------------------

Decrease in Cash and Cash Equivalents                                                         (50,543)

Cash and Cash Equivalents - December 1, 1995                                                  102,366
                                                                                 ====================

Cash and Cash Equivalents - September 30, 1996                                   $             51,823
                                                                                 ====================

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
7-7, Inc.

We have audited the accompanying balance sheet of 7-7, INC., as of November 30, 1995 and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 7-7, Inc. as of November 30, 1995, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ Meaden & Moore, Ltd.
MEADEN & MOORE, LTD.
Certified Public Accountants


January 8, 1996
Cleveland, Ohio

                                 BALANCE SHEET

                                   7-7, Inc.

                               November 30, 1995


                                     ASSETS


CURRENT ASSETS:                                                                      $         102,366
   Cash and equivalents
   Accounts receivable, net of allowance for
      doubtful accounts of $50,000                                                           4,789,284
   Prepaid expenses                                                                             64,739
   Deposit                                                                                      25,000
                                                                                     -----------------

                 Total Current Assets                                                        4,981,389


PROPERTY AND EQUIPMENT:
   Land                                                                                         30,000
   Building and improvements                                                                   422,414
   Licensed equipment                                                                        1,654,412
   Field equipment                                                                           5,087,800
   Office furniture and fixtures                                                               124,618
                                                                                     -----------------
                                                                                             7,319,244
      Less accumulated depreciation                                                          3,864,977
                                                                                     -----------------
                                                                                             3,454,267
   Equipment under construction                                                                587,318
                                                                                     -----------------
                                                                                             4,041,585

OTHER ASSETS:
   Cash surrender value of officers' life insurance                                            133,690
   Deposits                                                                                      6,994
   Prepaid expenses                                                                             38,603
                                                                                     -----------------
                                                                                               179,287
                                                                                     -----------------

                 Total Assets                                                        $       9,202,261
                                                                                     =================



See accompanying notes.

                      LIABILITIES AND SHAREHOLDERS' EQUITY



CURRENT LIABILITIES:
   Current portion of long-term debt                                                 $         774,701
   Line-of-credit                                                                            1,347,961
   Accounts payable                                                                          2,448,370
   Billings in excess of costs and estimated
     earnings on contracts in progress                                                         419,552
   Accrued expenses                                                                            281,354
                                                                                     -----------------
                 Total Current Liabilities                                                   5,271,938





LONG-TERM DEBT:
   Notes Payable - net of current portion of long-term debt                                  1,174,674
   Notes Payable - related parties                                                             130,920
                                                                                       ---------------

                 Total Long-Term Debt                                                        1,305,594



SHAREHOLDERS' EQUITY:
   Common stock, no par value, 500 shares authorized,
     225.50 shares issued and outstanding, stated at                                            22,550
   Paid-in capital                                                                             429,853
   Retained earnings                                                                         2,172,326
                                                                                     -----------------

                 Total Shareholders' Equity                                                  2,624,729
                                                                                     -----------------



                 Total Liabilities and Shareholders' Equity                          $       9,202,261
                                                                                     =================

                       STATEMENT OF SHAREHOLDERS' EQUITY

                                   7-7, Inc.

                      For the Year Ended November 30, 1995





                                                    Common               Paid-in              Retained
                                                     Stock               Capital              Earnings
                                               -----------------    ----------------     -----------------
Balance at November 30, 1994                   $          23,775    $        526,628     $       1,650,033



   Purchase of 12.25 shares of stock
      for $1 per share                                    (1,225)            (96,775)               97,988


   Net Income                                               -                    -                 424,305
                                               -----------------    ----------------     -----------------



Balance at November 30, 1995                   $          22,550    $        429,853     $       2,172,326
                                               =================    ================     =================





See accompanying notes.

                              STATEMENT OF INCOME

                                   7-7, Inc.

                      For the Year Ended November 30, 1995



Revenue                                                                              $      18,172,410

Operating expenses                                                                          14,395,706
                                                                                     -----------------

                 Gross Profit                                                                3,776,704

Selling, general and administrative expenses                                                 3,081,957
                                                                                     -----------------

                 Income from Operations                                                        694,747

Other Income (Expense):
   Interest expense                                                                           (290,016)
   Loss on disposal of equipment                                                                  (995)
   Cash discounts                                                                                 (886)
   Miscellaneous                                                                                25,775
                                                                                     -----------------
                                                                                              (266,142)
                                                                                     -----------------

                 Income before Provision for Income Taxes                                      428,605

Provision for city income taxes                                                                  4,300
                                                                                     -----------------

                 Net Income                                                          $         424,305
                                                                                     =================


Income Per Share                                                                     $           1,806
                                                                                     =================





See accompanying notes.

                            STATEMENT OF CASH FLOWS

                                   7-7, Inc.

                      For the Year Ended November 30, 1995




CASH FLOWS FROM OPERATING ACTIVITIES:
   Cash received from customers                                                      $      17,410,705
   Cash paid to suppliers and employees                                                    (16,414,247)
   Interest paid                                                                              (290,016)
                                                                                     -----------------

                 Net Cash Provided by Operating Activities                                     706,442


CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sale of equipment                                                              28,000
   Capital expenditures                                                                     (1,043,146)
                                                                                     -----------------

                 Net Cash Used in Investing Activities                                      (1,015,146)


CASH FLOWS FROM FINANCING ACTIVITIES:
   Net borrowings on line-of-credit                                                            700,000
   Additional borrowings                                                                       274,868
   Principal payments on debt                                                                 (719,589)
   Purchase of company stock                                                                       (12)
                                                                                     -----------------

                 Net Cash Provided by Financing Activities                                     255,267
                                                                                     -----------------

Decrease in Cash                                                                               (53,437)

Cash and Cash Equivalents - December 1, 1994                                                   155,803
                                                                                     -----------------

Cash and Cash Equivalents - November 30, 1995                                        $         102,366
                                                                                     =================




See accompanying notes.

RECONCILIATION OF NET INCOME TO NET CASH
  PROVIDED BY OPERATIONS:
   Net income                                                                        $        424,305

   Adjustments to Reconcile Net Income to Net Cash Provided by
      Operating Activities:
          Depreciation and amortization                                                       672,683
          Loss on disposal of equipment                                                           995
          Changes in Assets and Liabilities:
             Increase in accounts receivable                                               (1,098,390)
             Decrease In prepaid expenses and supplies inventory                               17,020
             Increase in accounts payable                                                     227,775
             Increase in billing in excess of costs and estimated earnings                    419,552
             Increase in accrued expenses                                                      66,130
             Increase in other assets                                                         (27,928)
             Increase in income taxes payable                                                   4,300
                                                                                     ----------------

                 Total Adjustments                                                            282,137
                                                                                     ----------------

                 Net Cash Provided by Operating Activities                           $        706,442
                                                                                     ================

                         NOTES TO FINANCIAL STATEMENTS

                                   7-7, Inc.

                               November 30, 1995


1.       Summary of Significant Accounting Principles

         Business Description:

         7-7, Inc., (the Company) provides comprehensive environmental services including transportation, recovery and disposal of hazardous and nonhazardous materials for industrial and governmental customers. The Company operates and derives revenue from contracts in various states.

         Revenue and Cost Recognition:

         For financial reporting purposes, revenue on long-term service contracts is recognized as income when earned, based upon the Company's estimate of the percentage-of-completion on individual contracts, which is determined by comparing actual costs incurred to total estimated contract costs or based on the volume of waste processed. Any changes in these estimates are reflected in income currently. Related costs and expenses are charged to operations as incurred. The total amount of estimated losses, if any, on uncompleted contracts is provided when known. Billings in excess of costs and estimated earnings of $419,552 represent billings on unit priced contracts for which the units of waste have been removed from the customers site and have not yet been completely processed. At November 30, 1995, work-in-process on non unit based long-term fixed price contracts was minimal.

         Property and Equipment:

         Property and equipment are carried at cost with expenditures for maintenance and repairs charged to income as incurred. Asset costs and the related accumulated depreciation on disposals are removed from the respective accounts in the year of disposal and any gain or loss is reflected in the income statement.

         The Company provides depreciation using the straight-line method over the estimated useful life of the assets as follows:

                                                                            Life
                                                                        -------------
           Building and improvements                                         27 Years
           Licensed equipment                                            5 - 10 Years
           Field Equipment                                               5 - 10 Years
           Office furniture and fixtures                                 5 -  7 Years

Depreciation expense for the year amount to $668,272.

                         NOTES TO FINANCIAL STATEMENTS

         Income Taxes:

         Beginning December 1, 1992 the Company has elected to be treated as an "S" Corporation whereby the income of the Company is taxed at the shareholder level for Federal and state income tax purposes. Accordingly, there is no provision for Federal or state income taxes.

         Corporate Distribution Policy:

         Management's policy is to distribute cash to its shareholders to at least cover the tax effect of any income passed through to the shareholders. No distributions were made during the current fiscal year.

         Cash Equivalents:

         For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

2.       Line-of-Credit

         The Company has a line-of-credit with a bank providing a maximum loan facility of $2,500,000. The loan is due upon demand. All borrowings under the loan agreement bear interest at the prime rate plus 1.5%, are secured by accounts receivable, property and equipment, and are guaranteed by several shareholders and the majority shareholder's spouse. The Company has letters of credit totaling $105,000 which are secured by this loan agreement and restrict the amount available to be borrowed. At November 30, 1995 the Company has $2,100,000 borrowed against the line-of-credit.

         Subsequent to November 30, 1995, the Company refinanced borrowings on its line-of-credit. The terms of the refinancing call for 48 monthly payments of approximately $19,000. The notes bear interest at 9.5%. The financial statements reflect the revised payment requirements (See
         Note 4).

3.       Accounts Receivable/Litigation

         The Company has accounts receivable of $247,155 due under a contract for which payment is being withheld pending the outcome of a lawsuit.

         7-7, Inc. has filed suit against the general contractor and its bonding company for $1,271,468. A counter claim of $311,250 has been submitted to 7-7, Inc. by the general contractor.

                         NOTES TO FINANCIAL STATEMENTS

         During the year, the Company charged against the gross profit of the contract $121,503 of costs previously deferred.

         The ultimate outcome of this litigation cannot be determined at this time. Accordingly, any gain or loss which may ultimately arise has not been recorded in these financial statements.

4. During November, 1995 two major shareholders loaned $130,920 to the Company. The unsecured notes are due December, 1996 with interest at 10%. No interest was paid or accrued on the notes during the year.

5.       Long-term debt

         The Company's long-term debt consists of the following:

                                                                                  Current         Long-term
                                                                                  Portion          Portion
                                                                              --------------   --------------
 Line-of-credit (See Note 2)                                                  $      147,973   $      604,066

 Bank note payable in forty-eight principal installments of $15,208, beginning January, 1994.  The note bears interest at 1.5% over prime and
 is secured by certain equipment.                                                    182,500          197,708
 Bank note payable in sixty principal installments of $7,920, beginning
 March, 1992.  The note bears interest at 1-3/4% over prime and is secured by a blanket lien on all non-leased equipment.
                                                                                      95,040           30,816

 Installment notes payable to financial institutions in varying monthly installments, including interest at rates ranging from 6.9% to 14.5%
 maturing through September, 2000, secured by certain equipment, substantially all notes are guaranteed by a shareholder.
                                                                                     336,598          231,214

 Mortgage note payable to bank with monthly payments of $2,079, including interest at 10.5%, maturing in October, 2003, secured by land and
 building.                                                                            12,590          110,870
                                                                               -------------   --------------


                                                                              $      774,701   $    1,174,674
                                                                              ==============   ==============

                         NOTES TO FINANCIAL STATEMENTS

         Future maturities of long-term debt are as follows:

                1996                    $       774,701
                1997                            667,588
                1998                            299,539
                1999                            243,684
                2000                             40,976
                Thereafter                       53,807
                                        ---------------

                                        $     2,080,295
                                        ===============

6.       Lease Commitments

         The Company leases various equipment and property under month-to-month rental agreements and operating leases expiring through 1996. Total rental expense for fiscal 1995 was $2,254,326. At November 30, 1995, future commitments on leases with an initial term in excess of one year are insignificant.

7.       Insurance

         The Company is presently covered by a general liability insurance plan which includes $6,000,000 coverage for its transportation operations. In addition, the Company has environmental impairment liability insurance of $1,000,000 for its environmental services contracting operations. Management believes it has obtained the types and coverages needed to meet regulatory requirements. Several claims have been filed against the Company which are covered by insurance. One claim is in excess of insurance coverage. However, the company and counsel believe that final settlement demands will be reduced below the insurance limits.

8.       Stock Buy-sell Agreement

         In November 1992, stock buy-sell agreements were entered into by all shareholders to ensure unity and continuity of control in the ownership and management of the Company.

         The Company will purchase the stock of a "key management employee" upon termination of employment, for $1 if such event occurs within the first five years of their employment agreement. After five years the purchase price is based on a formula as stated in the buy-sell agreement.

         In addition, in the event of death, the Company shall purchase the stock of all the shareholders, at a price based on a formula as stated in the buy-sell agreement. Proceeds from life insurance policies would fund a significant portion of the purchase price of the major shareholders.

                         NOTES TO FINANCIAL STATEMENTS


9.       Stock Purchase

         During 1995, the Company repurchased and retired 12.25 shares of its common stock for $1 per share.

10.      Stock Option

         The Company has granted stock options to two shareholders. The agreement grants the right to purchase 11.5 shares at $8,000 per share which approximates fair market value. The stock options expire the earlier of termination of employment or January 1, 2010.

11.      Operating Agreement

         The Company has entered into an operating agreement to build and operate a coal chemical recycling facility. The term of the agreement is for five years beginning May, 1995, with a provision to extend the term upon the mutual consent of the parties.

         Costs incurred through November 30, 1995 for construction of the facility amount to $587,318. The Company expects the total costs of this facility to be approximately $1,050,000.

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
7-7, Inc.

We have audited the accompanying balance sheet of 7-7, INC., as of November 30, 1994 and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 7-7, Inc. as of November 30, 1994, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

As disclosed in Note 7 to the financial statements, the Company is involved in a dispute on a contract. The ultimate outcome of the dispute cannot be determined at this time. Accordingly, any gain or loss which may ultimately arise has not been recorded in these financial statements.



/s/ Meaden & Moore, Inc.
MEADEN & MOORE, Inc.
Certified Public Accountants


January 5, 1995
Cleveland, Ohio

                                 BALANCE SHEET

                                   7-7, Inc.

                               November 30, 1994


                                     ASSETS


CURRENT ASSETS:
   Cash and equivalents                                                              $         155,803
   Accounts receivable, net of allowance for
      doubtful accounts of $50,000                                                           3,581,923
   Accounts receivable - other                                                                 109,531
   Prepaid expenses and supplies inventory                                                      81,759
                                                                                     -----------------

                 Total Current Assets                                                        3,929,016


PROPERTY AND EQUIPMENT:
   Land                                                                                         30,000
   Building and improvements                                                                   400,840
   Licensed equipment                                                                        1,498,121
   Field equipment                                                                           4,925,640
   Office furniture and fixtures                                                               124,618
                                                                                     -----------------
                                                                                             6,979,219
      Less accumulated depreciation                                                          3,283,513
                                                                                     -----------------
                                                                                             3,695,706

OTHER ASSETS:
   Cash surrender value of officers' life insurance                                            121,012
   Deposits                                                                                     16,744
   Prepaid expenses                                                                             43,014
                                                                                     -----------------
                                                                                               180,770
                                                                                     -----------------

                 Total Assets                                                        $       7,805,492
                                                                                     =================



The accompanying note to financial statements are an integral part hereof.

                      LIABILITIES AND SHAREHOLDERS' EQUITY



CURRENT LIABILITIES:
   Current portion of long-term debt                                                 $         702,109
   Line-of-credit                                                                            1,400,000
   Accounts payable                                                                          2,220,595
   Accrued expenses                                                                            211,484
                                                                                     -----------------
                 Total Current Liabilities                                                   4,534,188



LONG-TERM DEBT, net of current portion                                                       1,070,868


SHAREHOLDERS' EQUITY:
   Common stock, no par value, 500 shares authorized,
   237.75 shares issued and outstanding, stated at                                              23,775
   Paid-in capital                                                                             526,628
   Retained earnings                                                                         1,650,033
                                                                                     -----------------

                 Total Shareholders' Equity                                                  2,200,436
                                                                                     -----------------


                 Total Liabilities and Shareholders' Equity                          $       7,805,492
                                                                                     =================

                         STATEMENT OF RETAINED EARNINGS

                                   7-7, Inc.

                      For the Year Ended November 30, 1994



Balance at November 30, 1993                                                         $      1,929,644

   Net loss                                                                                  (279,611)
                                                                                     ----------------

Balance at November 30, 1994                                                         $      1,650,033
                                                                                     ================





The accompanying note to financial statements are an integral part hereof.

                              STATEMENT OF INCOME

                                   7-7, Inc.

                      For the Year Ended November 30, 1994



Revenue                                                                              $     11,576,816

Operating expenses                                                                          9,493,960
                                                                                     ----------------

                 Gross Profit                                                               2,082,856

Selling, general and administrative expenses                                                2,086,701
                                                                                     ----------------

                 Loss from Operations                                                          (3,845)

Other Income (Expense):
   Interest expense                                                                          (288,543)
   Loss on disposal of equipment                                                               (5,233)
   Cash discounts                                                                             (12,552)
   Miscellaneous                                                                               29,442
                                                                                     ----------------
                                                                                             (276,886)
                                                                                     ----------------

                 Loss before Provision for Income Taxes                                      (280,731)

Recovery of city income taxes                                                                  (1,120)
                                                                                     ----------------

                 Net Loss                                                            $       (279,611)
                                                                                     ================


Loss per share                                                                       $         (1,176)
                                                                                     ================





The accompanying note to financial statements are an integral part hereof.

                            STATEMENT OF CASH FLOWS

                                   7-7, Inc.

                      For the Year Ended November 30, 1994




CASH FLOWS FROM OPERATING ACTIVITIES:
   Cash received from customers                                                      $       9,703,774
   Cash paid to suppliers and employees                                                     (9,468,645)
   Interest paid                                                                              (288,543)
   Income taxes recovered                                                                      115,810
                                                                                     -----------------

                 Net Cash Provided by Operating Activities                                      62,396


CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sale of equipment                                                              85,100
   Capital expenditures                                                                       (493,313)
                                                                                     -----------------

                 Net Cash Used in Investing Activities                                        (408,213)


CASH FLOWS FROM FINANCING ACTIVITIES:
   Net borrowings on line-of-credit                                                            680,000
   Additional borrowings                                                                       484,006
   Principal payments on debt                                                                 (772,982)
                                                                                     -----------------

                 Net Cash Provided by Financing Activities                                     391,024
                                                                                     -----------------

Increase in Cash                                                                                45,207

Cash and Cash Equivalents - December 1, 1993                                                   110,596
                                                                                     -----------------

Cash and Cash Equivalents - November 30, 1994                                        $         155,803
                                                                                     =================

RECONCILIATION OF NET INCOME TO NET CASH
  USED IN OPERATIONS:

      Net loss                                                                       $        (279,611)

      Adjustments to Reconcile Net Loss to Net Cash
          Provided by Operating Activities:
             Depreciation and amortization                                                     548,880
             Loss on disposal of equipment                                                       5,233
             Changes in Assets and Liabilities:
                 Increase in accounts receivable                                            (1,822,522)
                 Increase in prepaid expenses and supplies
                    inventory                                                                  (10,406)
                 Increase in accounts payable                                                1,599,220
                 Decrease in accrued expenses                                                  (89,013)
                 Increase in other assets                                                       (4,075)
                 Increase in income taxes recoverable                                           (1,120)
                 Decrease in income tax deposits                                               115,810
                                                                                     ------------------

                            Total Adjustments                                                  342,007
                                                                                     -----------------

                            Net Cash Provided by Operating Activities                $          62,396
                                                                                     =================

                         NOTES TO FINANCIAL STATEMENTS

                                   7-7, Inc.

                               November 30, 1994


1.       Summary of Significant Accounting Principles

         Business Description:

         7-7, Inc., (the Company) provides comprehensive environmental services including transportation, recovery and disposal of hazardous and nonhazardous materials for industrial and governmental customers. During the year the Company sold services to one customer which amounted to 21% of revenues. The Company operates and derives revenue from contracts in various states. Management believes the Company operates in only one business segment.

         Revenue and Cost Recognition:

         For financial reporting purposes, revenues on long-term service contracts are recognized as income when earned, based upon the Company's estimate of the percentage-of-completion on individual contracts, which is determined by comparing actual costs incurred to total estimated contract costs or based on the volume of waste processed. Any changes in these estimates are reflected in income currently. Related costs and expenses are charged to operations as incurred. The total amount of estimated losses, if any, on uncompleted contracts is provided when known.

         Inventories:

         Inventories are valued at the lower of cost (first-in, first-out basis) or market. They consist of supplies used in operations.

         Property and Equipment:

         Property and equipment are carried at cost with expenditures for maintenance and repairs charged to income as incurred. Asset costs and the related accumulated depreciation on disposals are removed from the respective accounts in the year of disposal and any gain or loss is reflected in the income statement. Included in field equipment is approximately $360,000 of equipment not placed in service at November 30, 1994.

                 The Company provides depreciation using the straight-line method over the estimated useful life of the assets as follows:

                                                                Life
                                                           -------------
                 Building and improvements                      27 Years
                 Licensed equipment                         5 - 10 Years
                 Field Equipment                            5 - 10 Years
                 Office furniture and fixtures              5 -  7 Years

Depreciation expense for the year amount to $534,487.

                         NOTES TO FINANCIAL STATEMENTS

         Income Taxes:

         Beginning December 1, 1992 the Company has elected to be treated as an "S" Corporation whereby the income of the Company is taxes at the shareholder level for Federal and state income tax purposes. Accordingly, there are no Federal or state income taxes.

         Corporate Distribution Policy:

         Management's policy is to distribute cash to its shareholders to at least cover the tax effect of any income passed through to the shareholders. No distributions were made during the current fiscal year.

         Cash Equivalents:

         For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

2.       Line-of-Credit

         The Company has a line-of-credit with a bank providing a maximum loan facility of $2,500,000. The loan is due upon demand. All borrowings under the loan agreement bear interest at the prime rate plus 1.5%, are secured by accounts receivable, property and equipment, and are guaranteed by several shareholders and the majority shareholder's spouse. The Company has letters of credit totaling $137,200 which are secured by this loan agreement and restrict the amount available to be borrowed. At November 30, 1994 the Company has $1,400,000 borrowed against the line-of-credit.

3.       Accounts Receivable/Litigation

         The Company has included in accounts receivable $121,503 of change orders for work beyond the original scope of a contract.

         The change orders have been disputed by the project owner and general contractor. 7-7, Inc. has filed suit against the general contractor
         and its bonding company for $1,271,468.   A counter claim of $311,250
         has been submitted to 7-7, Inc. by the general contractor.

         In addition, the Company has accounts receivable of $227,580 due under the original contract for which payment is being withheld pending the outcome of this matter.

         The ultimate outcome of this litigation cannot be determined at this time. Accordingly, any gain or loss which may ultimately arise has not been recorded in these financial statements.

                         NOTES TO FINANCIAL STATEMENTS


4.       Long-term debt

         The Company's long-term debt consists of the following:

                                                                                  Current         Long-term
                                                                                  Portion          Portion
                                                                              --------------   --------------
 Bank note payable in forty-eight principal installments of $15,208, beginning January, 1994.  The note bears interest at 1.5% over prime and
 is secured by certain equipment.                                             $      182,500   $      380,208

 Bank note payable in sixty principal installments of $7,920, beginning
 March, 1992.  The note bears interest at 1-3/4% over prime and is secured by a blanket lien on all non-leased equipment.
                                                                                      95,040          125,856
 Installment notes payable to financial institutions in varying monthly installments, including interest at rates ranging from 6.9% to 14.5%
 maturing through January, 1999, secured by certain equipment, substantially all notes are guaranteed by a shareholder.
                                                                                     413,230          441,353

 Mortgage note payable to bank with monthly payments of $2,079, including interest at 10.5%, maturing in October, 2003, secured by land and
 building.                                                                            11,339          123,451
                                                                              --------------   --------------

                                                                              $      702,109   $    1,070,868
                                                                              ==============   ==============

         Future maturities of long-term debt are as follows:


                1995                    $       702,109
                1996                            585,519
                1997                            313,722
                1998                             72,716
                1999                             25,979
                Thereafter                       72,932
                                        ---------------

                                        $     1,772,977
                                        ===============

                         NOTES TO FINANCIAL STATEMENTS




5.       Lease Commitments

         The Company leases various equipment and property under month-to-month rental agreements and operating leases expiring through 1995. Total rental expense for fiscal 1994 was $741,430. At November 30, 1994, future commitments on leases with an initial term in excess of one year are insignificant.

6.       Insurance

         The Company is presently covered by a general liability insurance plan which includes $6,000,000 coverage for its transportation operations. In addition, the Company has environmental impairment liability insurance of $1,000,000 for its environmental services contracting operations. Management believes it has obtained the types and coverages needed to meet regulatory requirements and is not aware of any claim asserted against the Company which would have a material effect on the financial position of the Company.

7.       Stock Buy-sell Agreement

         In November 1992, stock buy-sell agreements were entered into by all shareholders to ensure unity and continuity of control in the ownership and management of the Company.

         The Company will purchase the stock of a "key management employee" upon termination of employment, for $1 if such event occurs within the first five years of their employment agreement, subsequently, at a price based on a formula as stated in the buy-sell agreement.

         In addition, in the event of death, the Company shall purchase the stock of the two major shareholders, at a price based on a formula as stated in the buy-sell agreement. Proceeds from life insurance policies would fund a significant portion of the purchase price.

         (b) PRO FORMA FINANCIAL INFORMATION. The acquisition was accounted for under the purchase method. The pro-forma results of operations for the nine months ended September 30, 1996 and 1995 are as follows:

                                          NINE MONTHS ENDED                           NINE MONTHS ENDED
                                          SEPTEMBER 30, 1996                          SEPTEMBER 30, 1995
                                 -----------------------------------       ---------------------------------------
                                  Exsorbet                                    Exsorbet
                                 Industries,                                 Industries,
                                   Inc. &                   Pro-forma          Inc. &                   Pro-forma
                                Subsidiaries   7-7, Inc.     Amounts        Subsidiaries   7-7, Inc.     Amounts
Revenue . . . . . . . . . .    $   22,419,265 $ 9,038,890  $31,458,155    $    16,443,693 $12,655,812 $  29,099,505
Net Income (Loss) . . . . .         2,066,332  (1,970,281)      96,051            707,111     332,710     1,039,821
Earnings per share  . . . .                                       0.01                                         0.09

         (c)     EXHIBITS

         2.1 Agreement and Plan of Merger dated August 5, 1996 by and among Exsorbet Industries, Inc., an Idaho corporation, 7-7 Merger, Inc., 7-7, Inc., an Arkansas corporation, Calvin F. Lowe, Sr., Calvin F. Lowe, II, Gary Platek,
G. Howard Collingwood, James Hodgson and Edward Kurzenberger

         10.1    Consulting Agreement of Calvin F. Lowe, Sr. dated September
30, 1996

         10.2    Employment Agreement of Calvin F. Lowe, II, dated September
30, 1996

         10.3    Employment Agreement of Gary Platek, dated September 30, 1996

         10.4 Employment Agreement of G. Howard Collingwood dated August 5, 1996 (the parties have agreed to cause this agreement to be superseded by a new agreement effective September 30, 1996)

         10.5    Employment Agreement of James Hodgson, dated September 30,
1996

         10.6 Employment Agreement of Edward Kurzenberger, dated September 30, 1996

         10.7    Form of Promissory Note Payable to Individual 7-7, Inc.
Shareholders

         10.8 Stock Purchase Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.9 Stock Put Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.10 Shareholder Rights Agreement dated September 30,1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.11 Stock Warrant dated September 30, 1996 from Exsorbet Industries, Inc., an Idaho corporation, to American Physicians Service Group, Inc., a Texas corporation.

         10.12 Contingent Warrant dated September 30, 1996 from Exsorbet Industries, Inc., an Idaho corporation, to American Physicians Service Group, Inc., a Texas corporation.

         10.13 No Contest Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.14 Form of Option Agreement dated September 30, 1996 by and between individual shareholders of Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.15 Assignment and Security Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and Ameritech Physician Service Group, Inc., a Texas corporation.

         23.1    Consent of Meaden & Moore, Ltd.

         99.1 Press Release of Exsorbet Industries, Inc. dated September 30, 1996 (The copy included with this filing was re-released on October 3, 1996 with correction for minor typographical errors).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EXSORBET INDUSTRIES, INC.


                                               /s/ Edward L. Schrader
                                               ------------------------------
                                               Edward L. Schrader
                                               President



Date: November 27, 1996

                                 EXHIBIT INDEX

         2.1 Agreement and Plan of Merger dated August 5, 1996 by and among Exsorbet Industries, Inc., an Idaho corporation, 7-7 Merger, Inc., 7-7, Inc., an Arkansas corporation, Calvin F. Lowe, Sr., Calvin F. Lowe, II, Gary Platek,
G. Howard Collingwood, James Hodgson and Edward Kurzenberger

         10.1    Consulting Agreement of Calvin F. Lowe, Sr. dated September
30, 1996

         10.2    Employment Agreement of Calvin F. Lowe, II, dated September
30, 1996

         10.3    Employment Agreement of Gary Platek, dated September 30, 1996

         10.4 Employment Agreement of G. Howard Collingwood dated August 5, 1996 (the parties have agreed to cause this agreement to be superseded by a new agreement effective September 30, 1996)

         10.5    Employment Agreement of James Hodgson, dated September 30,
1996

         10.6 Employment Agreement of Edward Kurzenberger, dated September 30, 1996

         10.7    Form of Promissory Note Payable to Individual 7-7, Inc.
Shareholders

         10.8 Stock Purchase Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.9 Stock Put Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.10 Shareholder Rights Agreement dated September 30,1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.11 Stock Warrant dated September 30, 1996 from Exsorbet Industries, Inc., an Idaho corporation, to American Physicians Service Group, Inc., a Texas corporation.

         10.12 Contingent Warrant dated September 30, 1996 from Exsorbet Industries, Inc., an Idaho corporation, to American Physicians Service Group, Inc., a Texas corporation.

         10.13 No Contest Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.14 Form of Option Agreement dated September 30, 1996 by and between individual shareholders of Exsorbet Industries, Inc., an Idaho corporation, and American Physicians Service Group, Inc., a Texas corporation.

         10.15 Assignment and Security Agreement dated September 30, 1996 by and between Exsorbet Industries, Inc., an Idaho corporation, and Ameritech Physician Service Group, Inc., a Texas corporation.

         23.1    Consent of Meaden & Moore, Ltd.

         99.1 Press Release of Exsorbet Industries, Inc. dated September 30, 1996 (The copy included with this filing was re-released on October 3, 1996 with correction for minor typographical errors).